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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                October 28, 2005


STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of October 1, 2005, providing for the issuance of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2005-21)

                    Structured Asset Securities Corporation
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


            Delaware                   333-127589             74-2440850
  ----------------------------       -------------        -------------------
  (State or Other Jurisdiction        (Commission          (I.R.S. Employer
        Of Incorporation)             File Number)        Identification No.)

  745 Seventh Avenue, 7th Floor
          New York, NY                                          10019
--------------------------------                             ----------
 (Address of Principal Executive                             (Zip Code)
            Offices)


       Registrant's telephone number, including area code: (212) 526-7000

                                    No Change
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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         Item 8.01.  Other Events
                     ------------

         Attached as an exhibit are certain materials (the "Computational Materials") furnished to the Registrant by Lehman Brothers Inc. (the "Underwriter") in respect of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2005-21 (the "Certificates"). The Certificates are being offered pursuant to a Prospectus Supplement which is dated October 27, 2005, and a Prospectus dated September 26, 2005 (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (333-127589) (the "Registration Statement"). The Computational Materials are incorporated by reference in the Registration Statement.

         The Computational Materials were prepared solely by the Underwriter, and the Registrant did not prepare or participate (other than providing the background information concerning the underlying pools of assets upon which the Computational Materials are based to the Underwriter) in the preparation of the Computational Materials.

         Any statements or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 9.01. Financial Statements; Pro Forma Information and Exhibits.
           ---------------------------------------------------------

              (a) Not applicable.

              (b) Not applicable.

              (c) Exhibits:

                    99.1  Computational Materials





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    STRUCTURED ASSET SECURITIES
                                         CORPORATION



                                    By: /s/ Michael C. Hitzmann
                                       -----------------------------------
                                        Name:  Michael C. Hitzmann
                                        Title: Vice President


Dated: October 28, 2005


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                                  EXHIBIT INDEX



Exhibit No.                 Description                           Page No.
                            -----------                           --------
99.1                        Computational Materials